EXHIBIT 99.1

This Current Report on Form 8-K and the attached exhibits may contain forward-looking statements within the meaning of the federal securities laws. You can identify these statements by use of the words “guidance,” “expects,” “plans,” “estimates,” “intends,” “believes” and similar expressions that do not relate to historical matters. Reliance should not be placed on forward-looking statements because they involve known and unknown risks and uncertainties which may cause the actual results, performance, and achievements of Medwave, Inc., a Delaware corporation (“Medwave”) to differ materially from the anticipated future results, performance and achievements that are expressed or implied by such forward-looking statements. These risks and uncertainities include, without limitation, the Company’s ability to develop and communicate new products, the ability to achieve successful clinical trials and the other risks and uncertainties is contained in the section entitled “Risk Factors” of Medwave’s Annual Report on Form 10-K filed on January 12, 2005 and in Medwave’s other public filings. Medwave disclaims any obligation to update any of the forward-looking statements contained herein to reflect future developments or events.

Medwave, Inc.
Sensor Based Blood Pressure Solutions

Safe Harbor Statement
As provided by the “Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995,” Medwave cautions that statements made in this presentation that are stated as expectations, plans, anticipations, prospects or future estimates or which otherwise look forward in time are considered “forward-looking statements” and involve a variety of risks and uncertainties, known and unknown, which are likely to affect the actual results. The following factors, among others, as well as factors discussed in the Company’s filings with the SEC, have affected and, in the future, could affect the Company’s actual results: resistance to the acceptance of new medical products, the market acceptance of the Vasotrac® system and other products of the Company, hospital budgeting cycles, the possibility of adverse or negative results or commentary from clinical researchers or other users or evaluators of the Company’s products, the Company’s success in creating effective distribution channels for its products, the Company’s ability to scale up its manufacturing process, and delays in product development or enhancement or regulatory approval. Consequently, no forward-looking statement can be guaranteed and actual results may vary materially.

Company Snapshot
· Currently, Medwave develops, manufactures, and sells novel technologies for non-invasive blood-pressure monitoring
· The Company began as a development company with the goal of creating a faster, safer, and more accurate alternative to non-invasive blood pressure monitoring
· Unlike other companies that have attempted and failed to directly compete in the invasive (arterial line) blood pressure monitoring market, Medwave has primarily targeted the non-invasive market
· The Company’s first generation product was introduced in 1997 to a limited market for customer evaluation and feedback
· In 1998, Medwave re-entered its product development stage, and, by January 2002, had several products ready for commercialization

# Medwave's Milestones



Medwave's IPO
Tim O'Malley named CEO
3Ci agreement
Vasotrac early launch
Vasotrax launch
Financing
Marketing effort halted
Financing
ISO9001 certification
CHCA Seal Acceptance
MHW Japan Approvals
Peds/HMT/V-Line launch
Sales re-focused
Frost and Sullivan Award
Mayo Foundation GPO
Financing
Amerinet GPO
Novation GPO
Zoll OEM Agreement
Clinical studies presented
Enter prestigious medical centers
Financing
New products launch
Clinical studies published
1995
2000
2001
2002
2003
2004
2005

Medwave Meeting Milestones
· Tim O’Malley became CEO in Oct 1999 during Medwave’s development stage
· Since that time... – The Company has raised $12.5 million. – 3 products have been developed and introduced into the market. – 11 clinical studies at prestigious medical centers have validated the Company’s technology. – Numerous group purchasing contract’s have been established (Novation, Amerinet,
MAYO, CHCA) as well as several OEM and other agreements.
· Medwave is in the product acceptance stage
Development
Medwave’s Current Position
Product Introduction
Product Acceptance
Product Growth
Product Evolution
Next Generation

Medwave’s Business Model
· Replace blood pressure cuffs and other non-invasive monitoring devices with our superior sensor-based products in all environments: – Point of Care locations – physicians offices, point of incident, general care, skilled nursing facilities – Low end monitoring solutions – Personal monitoring for at-home management – Partner with systems companies to drive integration into other products
· Three tiered approach: – Hospital Market – gain credibility and clinical validation – Alternate Care Market – enter through hospital – Personal Care / Consumer Market – enter through professional space

Blood Pressure Monitoring Devices — Sought After Characteristics -
· Non-invasive / safe
· Accurate
· Real-time
· Patient-friendly
· Can accommodate a variety of patient types and environments

# Medwave's Unique Product Offerings

## Medwave's Lead Product: Vasotrac APM 205A



- Non-invasive system that provides continual blood pressure measurement with accuracy comparable to a radial artery catheter
- Uses a patented method of measuring radial artery waveforms by capturing pulse pressure information during gradual direct compression of the radial artery against the radius
- Measures systolic, diastolic, and mean pressures, as well as pulse rate and arterial waveform.
- Measurements updated approx. every 12 seconds
- No cuff – wrist sensor fits wrist sizes between 11 – 22cm
- Especially indicated for pediatric patients, obese patients, and patients with low cardiac output, hypothermia, or abnormal heart rhythm



**MJ23 OEM Module**

- Module for integration into larger systems
- Interfaces inside host monitor

**Vasotrax Handheld**

- Point of care system
- Small / lightweight (approx. 3.5oz)
- Takes approx 200 readings between charges

# Alternative Methods

- **Direct / Invasive Methods**
  - Direct placement of an arterial catheter (A-line) in an artery (radial, femoral, brachial)
  - Advantage: accurate; can measure pulsatile waveforms with each heartbeat; real-time
  - **Disadvantages:**
    - **Patient discomfort**
    - **Cost:** approx. $1,020 per patient per 5-day stay for supplies and care mgmt.
    - **Care management:** doctor required to administer and manage
    - **Liability**
    - **Complications:** vessel injury, hematoma, infection, vascular insufficiency-related problems
- **Indirect / Non-invasive Methods**
  - Cuff arterial compression methods (palpatory, auscultatory, oscillometric, flush)
  - Tonometric and finapres systems
  - Advantage: less invasive and costly than direct method
  - **Disadvantages:**
    - **Accuracy**
    - **Placement problems:** requires attention to cuff size and immobilization of extremity
    - **Patient discomfort / safety:** nerve injuries and bruising
    - **No arterial pulse waveforms w/ cuff**
    - **Cuffs cannot perform rapid readings:** this is a hindrance in clinical assessment
    - **Many contain mercury**

Medwave’s Advantage
· Medwave’s continual non-invasive blood pressure technology offers: – Similar speed and accuracy to invasive methods
· 0.97 mean correlation coefficient
· Slight changes in blood pressure are detected to a low of 40mmHg and a high of 240mmHg systolic, thus accommodating a broad range of critical clinical circumstances
· Readings every 12 seconds – dramatically faster than automatic cuff
– Functionality in a multitude of environments (OR, ICU, ER, trauma transport, general care areas, cardiology, sleep labs, pediatric units)
– Wrist sensor for more uniform fit on most patient types (children and morbidly obese) – Improved patient comfort – wrist device applies minimal pressure
– Easy set-up – after positioning the wrist sensor, one keystroke activates the first monitoring cycle, no calibration required
– Lower costs – less expensive than invasive monitoring with costs comparable to traditional non-invasive blood pressure monitoring

Medwave’s Clinical Advantage

Automatic Cuff’s Disadvantage

Blood Pressure Monitoring Market Size
· Approximately 65MM Americans are considered hypertensive; this number has increased 30% in the past decade
· One-third of the world’s adult population – over 1 billion – is expected to suffer from high blood pressure by 2025
· Target Market Breakdown: – Hospital Market $750 Million
·Vital Signs Monitors $150 Million
·Point of Care Devices $350 Million
·Integrated BP Modules $250 Million – Alternative Care Market (physicians offices, EMS, SNIF, outpatient centers) $355 Million
·Vital Signs Monitors $30 Million
·Point of Care Devices $300 Million
·OEM Modules $25 Million – Consumer Market $1 Billion – Total Over $2.1 Billion

Blood Pressure Monitoring Market Dynamics
· Historically, blood pressure monitoring has been accomplished by using either an invasive arterial catheter or a blood pressure cuff: –Blood Pressure Cuffs – introduced in late 1800’s –Invasive Arterial Catheters – introduced in mid 50’s –Automatic Blood Pressure Cuff — 1975 Critikon – Dinamap
· Blood pressure cuffs have not seen any significant change since 1975
· Prior to that, the last change was in 1905
· Blood pressure monitoring has been left behind from a technology perspective, until now!

# Medwave's Business Model

## - Hospital Market -

| Market Segment | Primary Players | Medwave Products | Segment Addressed |
|---|---|---|---|
| **High End/ Systems** | GEMS Philips, Draeger | OEM Modules | Systems integration<br>Bedside monitoring |
| **Mid Range** | GEMS Philips, Datascope, Welch Allyn, Spacelabs, Draeger | OEM Module<br>Vasotrac<br>Universal (release 2005) | Vital signs<br>Bedside monitoring |
| **Low End** | GEMS, Critikon, Welch Allyn | Vasotrax, Auto-X (release 2005)<br>Vasotrac<br>Universal (release 2005) | Point of care<br>Vital signs |

Medwave’s Recent Accomplishments — Hospital Market -
· Completed 11 clinical studies validating technology across a wide spectrum of clinical environments and patient types
· Introduced Disposable Sensor to create flexibility in purchase process
· Built a direct sales force of 12 full-time salespeople, 2 sales agents, and a clinical applications support team
· Directed focus on high end medical centers, group purchasing organizations, and large IDN’s (Novation, Amerinet, MAYO Foundation, CHCA)
· Signed OEM Module agreements with Nihon Kohden and ZOLL
· Signed investigation agreement with a Global Electronics Company to explore enhanced applications with Medwave’s technology
· Executed numerous NDA’s with other organizations to explore technology integration, distribution, private labeling efforts

Medwave’s Focus — Hospital Market -
· Medwave’s initial commercialization attempts have been in areas where current methods of noninvasive monitoring have faced numerous challenges – Pediatrics
• The size and shape of a child’s arm, as well as issues with movement and comfort, make traditional methods of blood pressure monitoring difficult
· Medwave’s technology fits the wrist, which is more uniform in size than the upper arm
· Medwave’s technology does not occlude blood flow; therefore it is more comfortable for the patient and offers better cable/sensor management
– Bariatrics
• Again, the size of the patient’s upper arm presents a challenge that is remedied by Medwave’s wrist sensor technology
· It is critical to continually monitor blood pressure in morbidly obese patients because many times these patients have underlying medical conditions
· This is a growing market with the number of bariatric procedures increasing 63% from 2002 to 2003, and 36% from 2003 to 2004

Medwave’s Success — Hospital Market -
• Pediatrics
– Medwave’s Vasotrac 205A participated in clinical validation studies at Children’s Hospital of Boston (OR and Cardiac ICU) and Arkansas Children’s Hospital (Pediatric ICU) and received very high ratings at both
– Customer testimonial:
“ Due to the Vasotrac, we have been able to dramatically reduce the number of invasive arterial catheters in pediatric patients undergoing scoliosis surgery. Prior to purchasing the Vasotrac, we had to insert an arterial catheter in all pediatric scoliosis surgery patients, as the potential for blood loss is high. Since acquiring the Vasotrac, we have almost eliminated the use of invasive catheters in this patient population.”
» Dr. Peter Laussen, Chief Cardiac Intensive Care
Children’s Hospital of Boston

Medwave’s Success — Hospital Market -
• Bariatrics
the blood pressure cuff does not fit the circumference and length of the patient’s arm, which can lead to false readings
Inserting an A-line in a patient in this condition could take to 45-50 minutes and may cause serious complications medwave solution
medwave’s sensor takes approx. 10 seconds to place, and another 12 seconds to obtain the first reading

# Medwave's Business Model

## - Alternative Care Market -

| Market Segment | Primary Players | Medwave Products | Segment Addressed |
|---|---|---|---|
| **Defibrillation** | Zoll, Physio Control, Welch Allyn, Cardiac Science | Universal (release 2005)<br>OEM Module<br>Vasotrax<br>Auto-X (release 2005) | Cardiac<br>Resuscitation |
| **Transport** | Critikon, Welch Allyn, CAS Medical, Mercury Column, Aneroid Gauges | Vasotrax, Auto-X (release 2005)<br>Vasotrac<br>Universal (release 2005)<br>OEM Modules | Point of care<br>Vital signs |

Medwave’s Near-Term Goals
- Alternative Care Market -
· Enter market in 2005 –Introduce Auto-X in early 2005 directly into point of care market –Follow-up with Universal Platform in late 2005
· Hire 3 to 4 entry-level salespeople and enroll them in a 1-month intensive training program on on BP physiology, products, markets, competition, and selling tactics
· Leverage entry into alternative care market and, in particular, the point of care market, to penetrate the consumer market
· Execute on ZOLL OEM agreement
· Seek additional OEM relationships in this area

Medwave’s Business Model — Consumer Market -
Primary Players Medwave Products Segment Addressed Omron, Braun, Sanyo-Auto-XAt home monitoring Electronic, Welch Allyn, Nursing care Baumometer, Other Skilled nursing (mechanical) Mobile monitoring

Medwave’s Near-Term Goals — Consumer Market -
· Clinical validation in hospital and alternative care markets will demonstrate that Medwave’s technology is superior to conventional blood pressure cuffs
· Demonstrate that Medwave’s sensor technology is easier for at-home, unskilled users to administer than blood pressure cuffs
· Enter the consumer market via the point of care market (physicians’ offices)

Medwave’s Mission
· To continue to penetrate the professional markets, with leading edge products
· To become the supplier of choice for point of care, and low end vital signs monitoring solutions
· To become a valued partner to the Systems Suppliers, and become a part of their larger more comprehensive offerings
· To offer personal vital signs monitoring solutions, with advanced diagnosis capabilities, which also offer ease of use for anyone

Medwave’s Anticipated Milestones
· Increase revenue driven by OEM agreements and penetration of our direct sales force into automatic blood pressure and point of care markets with new products
· At least 3 additional OEM agreements signed up by the end of 2005
· Gain several new high-end customers as a consequence of ongoing clinical evaluations (similar to the Arkansas Children’s agreement)
· Launch 2 new products by the end of 2005 allowing Medwave to enter the vital signs and point of care markets (combined market opportunity of over $500 million per year)

Anticipated Use of Proceeds
· Hire Executive Business Development employee to focus on business partnerships
· Hire Chief Financial Officer
· Hire additional engineering resources to implement OEM agreements and obtain additional agreements
· Hire additional Hospital and Alternative Care sales professionals and an Alternative Care sales executive
· Moderately expand physical space for increased production and development staff
· Enter into investor relations agreement to promote Medwave and the Company’s accomplishments

Investment Highlights
· Medwave is positioned for tremendous growth in the short term
· Large and growing market — $2.1 billion – that needs the technology advancement and change that Medwave provides
– Recent studies conclude that more than one billion people worldwide will suffer from blood pressure related illnesses
· Products currently in the market have been validated by clinical evaluations and customer response, and the Company is experiencing a rising volume of installations
· Robust R&D pipeline –Product introductions within the next 12 months target $500 million market
· 25 issued patents and 3 pending
· Direct sales force in place and growing
· Experienced board of directors